Events After the Balance Sheet (Details) - Events After The Reporting Period [Member] - USD ($)	Mar. 12, 2021	Feb. 26, 2021	Jan. 24, 2021
Events After the Balance Sheet (Details) [Line Items]
Binding Memorandum of Understanding, description		the Board of Directors approved a Binding Memorandum of Understanding regarding an exempt private offering of convertible preferred stock in the amount of up to $1,500,000 to a single investor. Under the MOU, the investor will purchase up to 100,000 shares of convertible preferred stock at a price of $15 per share. Each share of preferred stock will be convertible to shares of our common stock at a ratio of 15 shares of common stock for each share of preferred stock. All shares of common stock issuable upon conversion of the preferred stock will be subject to a two-year lock-up agreement running from the initial closing of the financing. Conversions will be limited such that the investor may not affect a conversion of the preferred stock to the extent that, immediately after such conversion, the investor would be the beneficial owner of more than 9.99% of our issued and outstanding common stock.
Dividend distribution, description	the Company announced the authorization and declaration of a dividend distribution of one right for each outstanding share of common stock, par value $0.0001 per share, of the Company to stockholders of record as of the close of business on March 31, 2021. Each Right entitles the registered holder to purchase from the Company one 0.00667 portion of a share of Series B Participating Preferred Stock, par value $0.0001 per share, of the Company at an exercise price of $50.00.
Mr.Yan [Member]
Events After the Balance Sheet (Details) [Line Items]
Outstanding debts			$ 809,552
Shares issued in exchange of debt			674,626
Conversion price per share			$ 1.20